SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  MARCH 1, 2004


                         ENTERTAINMENT PROPERTIES TRUST
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


         MARYLAND                      1-13561                 43-1790877
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)


          30 WEST PERSHING ROAD, SUITE 201, KANSAS CITY, MISSOURI 64108
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (816) 472-1700
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of entertainment retail centers in Ontario, Canada.

On March 1, 2004 (the "Closing Date"), we acquired, through our wholly-owned subsidiaries, four separate entertainment retail centers anchored by AMC megaplex theatres located in Ontario, Canada. The properties are the Mississauga Entertainment Centrum located in suburban Toronto, the Oakville Entertainment Centrum located in suburban Toronto, the Whitby Entertainment Centrum located in suburban Toronto, and the Kanata Centrum Walk located in suburban Ottawa (the "Properties").

The Properties contain an aggregate of approximately 893,000 gross square feet of retail and entertainment space. They were developed by affiliates of PenEquity Management Corporation ("PenEquity"), which is not affiliated with EPR. PenEquity serves as asset manager and advisor to the four sellers of the Properties, which are comprised of various Canadian pension funds unaffiliated with EPR (the "Sellers"). PenEquity has been retained as property manager for each of the Properties. We have also formed a strategic alliance with PenEquity with regard to the future development of approximately 230,000 square feet of additional density remaining on the sites.

Our total aggregate acquisition cost for the Properties was approximately US $152 million, plus acquisition costs.

Approximately US $27 million of the purchase price was paid in the form of an aggregate of 747,243 restricted common shares of EPR valued at US $36.25 per share. We have agreed to file a registration statement with the SEC to register the shares for resale by the Sellers in the United States.

The cash portion of the purchase price was paid in Canadian dollars and financed in part through Canadian-dollar nonrecourse fixed-rate mortgage loans provided by GMAC Commercial Mortgage of Canada, Limited ("GMAC Canada") in the aggregate amount of approximately US $97 million. Morgan G. Earnest II, an independent trustee and member of our audit, nominating and compensation committees, is an Executive Vice President of GMAC Commercial Mortgage Corporation ("GMACCM"), which is a U.S. affiliate of GMAC Canada. Mr. Earnest had no involvement in the presentation, placement, evaluation, pricing, commitment, underwriting, negotiation, documentation or closing of the loans and did not receive any direct or indirect compensation from GMAC Canada, GMACCM or their affiliates or EPR in connection with the loans. Mr. Earnest abstained from voting as a trustee of EPR to approve the loans. Our independent trustees have determined that the loans do not constitute a material relationship between Mr. Earnest and the Company that would affect his independence as a trustee and member of our audit, nominating and compensation committees.

Description of the Properties

The Mississauga Entertainment Centrum is located in suburban Toronto and was completed in 2001. The purchase price for this property was approximately US $26.6 million. The property consists of an entertainment retail center containing approximately 305,000 gross square feet and 190,000 leasable square feet located on approximately 26.5 acres of improved land and is anchored by a 16-screen, 94,000 square foot AMC megaplex theatre. As of March 1, 2004, the retail portion of the property was 100% leased to 11 space tenants. The average remaining lease life of all the tenant leases is 15 years.

The Oakville Entertainment Centrum is located in suburban Toronto and was completed in 1998. The purchase price for this property was approximately US $37.3 million. The property consists of an entertainment retail center containing approximately 305,900 gross square feet and 216,000 leasable square feet on approximately 30 acres of improved land and is anchored by a 24-screen, 89,290 square foot AMC megaplex theatre. As of March 1, 2004, the retail portion of the property was approximately 97% leased to 17 space tenants. The average remaining lease life of all the tenant leases is 11 years.

The Whitby Entertainment Centrum is located in suburban Toronto and was completed in 1999. The purchase price for this property was approximately US $33.3 million. The property consists of an entertainment retail center containing approximately 223,000 gross square feet and 207,000 leasable square feet on approximately 24 acres of improved land and is anchored by a 24-screen, 89,290 square foot AMC megaplex theatre. As of March 1, 2004, the retail portion of the property was approximately 95% leased to 16 space tenants. The average remaining lease life of all the tenant leases is 12 years.

The Kanata Centrum Walk is located in suburban Ottawa and was completed in 1999. The purchase price for this property was approximately US $54.8 million. The property consists of an entertainment retail center containing approximately 780,000 gross square feet and 386,000 leasable square feet on approximately 35 acres of improved land and is anchored by a 24-screen, 89,290 square foot AMC megaplex theatre. As of March 1, 2004, the retail portion of the property was approximately 93% leased to 42 space tenants. The average remaining lease life of all the tenant leases is 10 years.

The foregoing lease-up percentages are computed on the basis of the ratio of active leases at the Properties to built space at the Properties.

The Properties have been well maintained and managed, with attractive theatres, retail space and common areas. We do not anticipate making any significant repairs or improvements to the Properties over the next few years, although we and the Sellers may further develop some or all of the acreage on which the Properties are located. We believe the Properties are adequately covered by insurance.

The Properties will be depreciated for tax purposes in accordance with Canadian law. The portion of the purchase price, including acquisition costs, allocated to the buildings at the Properties will be depreciated for book purposes in accordance with generally accepted accounting principals in the U.S. on a straight-line basis over a 40-year estimated useful life.

The following tables show, for each Property, each tenant occupying more than 10% of the rentable square feet, the annual rent paid by that tenant, the tenant's lease expiration date and any renewal option(s).


Mississauga


----------------------------- -------------------------- --------------------------- --------------------------

           Tenant                  Annual Rent (2)            Lease Expiration           Renewal Option(s)
----------------------------- -------------------------- --------------------------- --------------------------

AMC (1)                              $2,446,250                     2021                       6 x 5
----------------------------- -------------------------- --------------------------- --------------------------


Oakville

----------------------------- -------------------------- --------------------------- --------------------------

           Tenant                  Annual Rent (2)            Lease Expiration           Renewal Option(s)
----------------------------- -------------------------- --------------------------- --------------------------

AMC (1)                              $2,769,775                     2018                       6 x 5
----------------------------- -------------------------- --------------------------- --------------------------

Family Fitness                        $788,684                      2014                       1 x 5
----------------------------- -------------------------- --------------------------- --------------------------


Whitby

----------------------------- -------------------------- --------------------------- --------------------------

           Tenant                  Annual Rent (2)            Lease Expiration           Renewal Option(s)
----------------------------- -------------------------- --------------------------- --------------------------

AMC (1)                              $2,599,232                     2019                       6 x 5
----------------------------- -------------------------- --------------------------- --------------------------


Kanata

----------------------------- -------------------------- --------------------------- --------------------------

           Tenant                  Annual Rent (2)            Lease Expiration           Renewal Option(s)
----------------------------- -------------------------- --------------------------- --------------------------

AMC (1)                              $2,321,540                     2019                       6 x 5
----------------------------- -------------------------- --------------------------- --------------------------

(1)  Triple net leased property

(2)  Expressed and payable in Canadian dollars

The amount of consideration paid for the Properties was determined in accordance with the principles used by us in all our real property investments, plus our evaluation of the market potential for megaplex theatres and entertainment retail centers in Canada. We considered a number of factors, including the performance of the theatres and other tenants, the terms of the tenant leases, tenant mix, the amount and timing of cash flows from the Properties, the age, condition, attractiveness and quality of the Properties, demographic and economic conditions and trends in the surrounding areas, the management of the Properties, the quality of the developers, the anticipated residual value of the Properties and the risks of owning the Properties. We also considered the following factors:

o the sources of revenue from tenant leases at the Properties, including competitive conditions in suburban Toronto and Ottawa, comparative rentals for comparable properties in those geographic areas, occupancy rates at the Properties versus occupancy rates at comparable properties in those geographic areas, the performance of lease terms by tenants, and our ability to obtain periodic increases in base rent and payments of percentage rent under the tenant leases

o the expenses of owning and operating the Properties, including but not limited to debt service, utility rates, real estate taxes and maintenance expenses

o    the operating data contained in this report

We are not aware of any material factors relating to the Properties other than those discussed in this report that would cause the historical financial information contained in this report to be not necessarily indicative of future results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Properties Acquired.

          (i)  Courtney Square Limited Partnership

          (ii) Oakville Centrum Limited Partnership

          (iii) Whitby Centrum Limited Partnership

          (iv) Kanata Centrum Limited Partnership

                  COURTNEY SQUARE LIMITED PARTNERSHIP
                  (EXPRESSED IN U.S. DOLLARS)
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                        CONTENTS



                  Auditors' Report                                           7

                  Statement of Revenues and Certain Expenses                 8

                  Notes to Statement of Revenues and Certain Expenses        9

                                                                AUDITORS' REPORT





TO THE PARTNERS OF
COURTNEY SQUARE LIMITED PARTNERSHIP

We have audited the statement of revenues and certain expenses of Courtney Square Limited Partnership for the year ended December 31, 2003. The statement of revenue and certain expenses is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the gross revenues and certain expenses described in
Note 2 to this financial statement for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.






Chartered Accountants

Oakville, Ontario
March 1, 2004

                       COURTNEY SQUARE LIMITED PARTNERSHIP
                           (EXPRESSED IN U.S. DOLLARS)
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003

REVENUES (Notes 3 and 4)
  Base rental                                                 $     2,685,754
  Operating cost reimbursements                                       882,513
  Other income                                                         34,101

                                                                    3,602,368

EXPENSES
    Insurance                                                          32,099
    Management fees (Note 4)                                           94,572
    Realty taxes (Note 2)                                             629,469
    Repairs and maintenance                                           231,459
    Other leasing, general and administrative                         263,899

                                                                    1,251,498

EXCESS OF REVENUES OVER CERTAIN EXPENSES                      $     2,350,870

                       COURTNEY SQUARE LIMITED PARTNERSHIP
                           (EXPRESSED IN U.S. DOLLARS)
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003

1.   ORGANIZATION AND FORMATION

     Courtney Square Limited Partnership (the "Partnership") was formed to own and develop a 190,000 square foot entertainment center located in the City of Mississauga, Ontario, Canada (the "Project"). Construction commenced in 2000 and the center officially opened for business in 2001.

     On March 1, 2004, Courtney Square Ltd., the General Partner, and the Limited Partners of the Partnership closed a transaction to sell the above-noted rental property to an entity owned by Entertainment Properties Trust, a publicly-held real estate investment trust in the United States of America.

--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Basis of Accounting

          The accompanying statement of revenues and certain expenses has been prepared in accordance with the requirements of Securities and Exchange Commission Regulation S-X, Rule 3-14. Accordingly, interest, depreciation of fixed assets and amortization of financing and tenant acquisition costs have not been recorded since these items are not deemed to be comparable with the future operations of the Project. The statement is not intended to be a complete presentation of the Courtney Square Limited Partnership revenues and expenses.

     (b)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          Property tax assessments have been reviewed to determine adjustments required, if any, due to property development. The expense includes accruals for any such adjustments as deemed appropriate by management.

     (c)  Revenue Recognition

          Base rental income is recognized on a straight-line basis over the terms of the tenants' lease agreements. Percentage rent is recognized in the period when the sales breakpoints are reached. The majority of leases provide for reimbursements to the Partnership of the tenant's share of operating expenses, insurance and real estate taxes which are recorded on the accrual basis.

     (d)  Foreign Currency Translation

          As the property is located in Canada, these income and expense amounts will be earned and incurred in Canadian dollars. The 2003 amounts have been translated into U.S. dollars using the average rate of exchange in 2003 of $1.4015 Canadian to $1 U.S. The minimum rentals in Note 3 have been translated into U.S. dollars using the year-end rate of $1.2965 Canadian to $1 U.S. As the purchaser is a U.S. entity, there is inherent foreign currency risk.


================================================================================

                       COURTNEY SQUARE LIMITED PARTNERSHIP
                           (EXPRESSED IN U.S. DOLLARS)
               NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

3.   RENTAL REVENUES

     The Partnership leases space to various national and local companies. As at December 31, 2003 approximately 71% of the gross leasable square footage of the Project was leased. One tenant individually leases in excess of 10% of the leasable area of the Project. This tenant occupies approximately 71% of the presently leased space, accounting for approximately 75% of total revenues.

     The leases include scheduled base rent increases over their respective terms. Rental income includes $326,852 of accrued income for the year ended December 31, 2003, representing the excess of base rental income on a straight-line basis over amounts currently due pursuant to the lease agreements.

     As at December 31, 2003 future minimum rentals under the noncancellable terms of tenants' operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant's sales volume for each of the next five years are as follows:

                                                Affiliates
                             Third Party       (Note 4 (b))           Total
                         ------------------------------------------------------
             2004        $     2,667,114    $             -    $      2,667,114
             2005              2,667,114                  -           2,667,114
             2006              2,839,494                  -           2,839,494
             2007              2,912,711                  -           2,912,711
             2008              2,917,037                  -           2,917,037
             Thereafter       33,697,641                  -          33,697,641
                         ------------------------------------------------------
                         $    47,701,111    $             -    $     47,701,111
                         ======================================================


     In  addition,   leases   signed  at  December  31,  2003  for  space  under
     construction at December 31, 2003 will generate future minimum rentals as follows:

                                                Affiliates
                             Third Party       (Note 4 (b))           Total
                         ------------------------------------------------------
             2004        $       370,809    $        108,676   $        479,485
             2005                552,430             431,161            983,591
             2006                552,430             431,161            983,591

             2007                552,430             431,161            983,591
             2008                552,430             431,161            983,591
             Thereafter        6,495,108           2,693,868          9,188,976
                         ------------------------------------------------------
                         $     9,075,637    $      4,527,188   $     13,602,825
                         ======================================================

     Affiliates are companies or other organizations that are under control or significant influence of the owner of the general partner.


================================================================================

                                             COURTNEY SQUARE LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------
4.   RELATED PARTY TRANSACTIONS

     The Partnership has entered into a number of transactions and agreements with various affiliated entities. A summary of each follows:

     (a)  Property Management

          Property management services are provided by PenEquity Management Corporation, which is owned by an affiliate of the General Partner. PenEquity Management Corporation provides all tenant services and administrative services for which it receives a fee equal to 4% of base rental revenues.

          A five year contract for these services commenced March 1, 2004 with a company affiliated with PenEquity Management Corporation.

     (b)  Leased Revenues

          There were no lease revenues from affiliated companies for the year ended December 31, 2003.


--------------------------------------------------------------------------------

5.   CONTINGENT LIABILITIES

The Partnership is involved in various legal actions and claims arising in the ordinary course of its business. Management believes that current litigation and claims will be resolved without any material effect on the Partnership's financial statement.

              OAKVILLE CENTRUM LIMITED PARTNERSHIP
              (EXPRESSED IN U.S. DOLLARS)
              STATEMENT OF REVENUES AND CERTAIN EXPENSES
              FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                       CONTENTS

--------------------------------------------------------------------------------


              Auditors' Report                                            13

              Statement of Revenues and Certain Expenses                  14

              Notes to Statement of Revenues and Certain Expenses         15

================================================================================

                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------




TO THE PARTNERS OF
OAKVILLE CENTRUM LIMITED PARTNERSHIP

We have audited the statement of revenues and certain expenses of Oakville Centrum Limited Partnership for the year ended December 31, 2003. The statement of revenue and certain expenses is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the gross revenues and certain expenses described in
Note 2 to this financial statement for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.






Chartered Accountants

Oakville, Ontario
March 1, 2004

                                            OAKVILLE CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                                      STATEMENT OF REVENUES AND CERTAIN EXPENSES


FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

REVENUES (Notes 3 and 4)
  Base rental                                                   $     4,269,618
  Operating cost reimbursements                                       1,369,939
  Other income                                                           19,214
                                                                     ----------
                                                                      5,658,771
                                                                     ----------
EXPENSES
  Insurance                                                              45,831
  Management fees (Note 4)                                              155,620
  Realty taxes (Note 2)                                                 927,120
  Repairs and maintenance                                               231,924
  Other leasing, general and administrative                              84,049
                                                                     ----------
                                                                      1,444,544
                                                                     ----------
EXCESS OF REVENUES OVER CERTAIN EXPENSES                        $     4,214,227

================================================================================

                                            OAKVILLE CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND FORMATION

     Oakville Centrum Limited Partnership was formed on August 27, 1997 to own and develop a 216,000 square foot entertainment center located in the Town of Oakville, Ontario, Canada. Construction commenced in 1998 and the center officially opened for business in the same year.

     On March 1, 2004, Penex Winston Ltd., the general partner, and the limited partner of the Partnership closed a transaction to sell the above-noted rental property to an entity owned by Entertainment Properties Trust, a publicly-held real estate investment trust of the United States of America.

--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Basis of Accounting

          The accompanying statement of revenues and certain expenses has been prepared in accordance with the requirements of Securities and Exchange Commission Regulation S-X, Rule 3-14. Accordingly, interest, depreciation of fixed assets and amortization of financing and tenant acquisition costs have not been recorded since these items are not deemed to be comparable with the future operations of the Project. The statement is not intended to be a complete presentation of the Oakville Centrum Limited Partnership revenues and expenses.

     (b)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          Property tax assessments have been reviewed to determine adjustments required, if any, due to property development. The expense includes accruals for any such adjustments as deemed appropriate by management.

     (c)  Revenue Recognition

          Base rental income is recognized on a straight-line basis over the terms of the tenants' lease agreements. Percentage rent is recognized in the period when the sales breakpoints are reached. The majority of leases provide for reimbursements to the Partnership of the tenant's share of operating expenses, insurance and real estate taxes which are recorded on the accrual basis.

--------------------------------------------------------------------------------

     (d)  Foreign Currency Translation

          As the property is located in Canada, these income and expense amounts will be earned and incurred in Canadian dollars. The 2003 amounts have been translated into U.S. dollars using the average rate of exchange in 2003 of $1.4015 Canadian to $1 U.S. The minimum rentals in Note 3 have been translated into U.S. dollars using the year-end rate of $1.2965 Canadian to $1 U.S. As the purchaser is a U.S. entity, there is inherent foreign currency risk.

--------------------------------------------------------------------------------

3.   RENTAL REVENUES

     The Partnership leases space to various national and local companies. As at December 31, 2003 the Project was fully leased. Two tenants individually lease in excess of 10% of the leaseable area of the Project and respectively occupy approximately 41% and 17% of the presently leased space, accounting for approximately 49% and 14% of total revenues.

     The leases include scheduled base rent increases over their respective terms. Rental income includes $397,149 of accrued income for the year ended December 31, 2003, representing the excess of base rental income on a straight-line basis over amounts currently due pursuant to the lease agreements.

     As at December 31, 2003 future minimum rentals under the noncancellable terms of tenants' operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant's sales volume for each of the next five years are as follows:



                                              Affiliates
                           Third Party       (Note 4 (b))           Total
                       ------------------------------------------------------
           2004        $     4,055,029    $        318,262   $      4,373,291
           2005              4,133,167             282,066          4,415,233
           2006              4,144,630             282,066          4,426,696
           2007              4,160,278             282,066          4,442,344
           2008              4,154,074             285,646          4,439,720
           Thereafter       31,477,422           1,670,042         33,147,464
                       ------------------------------------------------------
                       $    52,124,600    $      3,120,148   $     55,244,748
                       ======================================================


     Affiliates are companies or other organizations that are under control or significant influence of the owner of the general partner.

--------------------------------------------------------------------------------


4.   RELATED PARTY TRANSACTIONS

     The Partnership has entered into a number of transactions and agreements with various affiliated entities. A summary of each follows:

     (a)  Property Management

          Property management services are provided by PenEquity Management Corporation, which is owned by an affiliate of the General Partner. PenEquity Management Corporation provides all tenant services and administrative services for which it receives a fee equal to 4% of base rental revenues.

          A five year contract for these services commenced March 1, 2004 with a company affiliated with PenEquity Management Corporation.

     (b)  Leased Revenues

          The Partnership leased 23,509 square feet in 2003 to affiliated companies. Lease revenues from these tenants for the year ended December 31, 2003 was $331,376.


--------------------------------------------------------------------------------

5.   CONTINGENT LIABILITIES

The Partnership is involved in various legal actions and claims arising in the ordinary course of its business. Management believes that current litigation and claims will be resolved without any material effect on the Partnership's financial statement.

           WHITBY CENTRUM LIMITED PARTNERSHIP
           (EXPRESSED IN U.S. DOLLARS)
           STATEMENT OF REVENUES AND CERTAIN EXPENSES
           FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                       CONTENTS

--------------------------------------------------------------------------------


           Auditors' Report                                               19

           Statement of Revenues and Certain Expenses                     20

           Notes to Statement of Revenues and Certain Expenses            21

================================================================================

                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------




TO THE PARTNERS OF
WHITBY CENTRUM LIMITED PARTNERSHIP

We have audited the statement of revenues and certain expenses of Whitby Centrum Limited Partnership for the year ended December 31, 2003. The statement of revenue and certain expenses is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the gross revenues and certain expenses described in
Note 2 to this financial statement for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.






Chartered Accountants

Oakville, Ontario
March 1, 2004

================================================================================

                                              WHITBY CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                                      STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

REVENUES (Notes 3 and 4)
  Base rental                                                   $     3,210,880
  Operating cost reimbursements                                       1,222,495
  Percentage rent                                                         8,797
  Other income                                                            7,600
                                                                ---------------
                                                                      4,449,772
                                                                ---------------
EXPENSES
  Insurance                                                              35,249
  Management fees (Note 4)                                              115,522
  Realty taxes (Note 2)                                                 865,126
  Repairs and maintenance                                               221,047
  Other leasing, general and administrative                             246,767
                                                                ---------------
                                                                      1,483,711
                                                                ---------------
EXCESS OF REVENUES OVER CERTAIN EXPENSES                        $     2,966,061
===============================================================================

                                              WHITBY CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND FORMATION

     Whitby Centrum Limited Partnership was formed on March 17, 1998 to own and develop a 207,000 square foot entertainment center located in the Town of Whitby, Ontario, Canada. Construction commenced in 1999 and the center officially opened for business in the same year.

     On March 1, 2004, Penex Whitby Ltd., the general partner, and the limited partner of the Partnership closed a transaction to sell the above-noted rental property to an entity owned by Entertainment Properties Trust, a publicly-held real estate investment trust in the United States of America.

--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Basis of Accounting

          The accompanying statement of revenues and certain expenses has been prepared in accordance with the requirements of Securities and Exchange Commission Regulation S-X, Rule 3-14. Accordingly, interest, depreciation of fixed assets and amortization of financing and tenant acquisition costs have not been recorded since these items are not deemed to be comparable with the future operations of the Project. The statement is not intended to be a complete presentation of the Whitby Centrum Limited Partnership revenues and expenses.

     (b)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          Property tax assessments have been reviewed to determine adjustments required, if any, due to property development. The expense includes accruals for any such adjustments as deemed appropriate by management.

     (c)  Revenue Recognition

          Base rental income is recognized on a straight-line basis over the terms of the tenants' lease agreements. Percentage rent is recognized in the period when the sales breakpoints are reached. The majority of leases provide for reimbursements to the Partnership of the tenant's share of operating expenses, insurance and real estate taxes which are recorded on the accrual basis.

     (d)  Foreign Currency Translation

          As the property is located in Canada, these income and expense amounts will be earned and incurred in Canadian dollars. The 2003 amounts have been translated into U.S. dollars using the average rate of exchange in 2003 of $1.4015 Canadian to $1 U.S. The minimum rentals in Note 3 have been translated into U.S. dollars using the year-end rate of $1.2965 Canadian to $1 U.S. As the purchaser is a U.S. entity, there is inherent foreign currency risk.

================================================================================

                                              WHITBY CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

3.   RENTAL REVENUES

     The Partnership leases space to various national and local companies. As at December 31, 2003 approximately 72% of the gross leasable square footage of the Project was leased. One tenant individually leases in excess of 10% of the leaseable area of the Project. This tenant occupies approximately 60% of presently leased space, accounting for approximately 67% of total revenues.

     The leases include scheduled base rent increases over their respective terms. Rental income includes $341,197 of accrued income for the year ended December 31, 2003, representing the excess of base rental income on a straight-line basis over amounts currently due pursuant to the lease agreements.

     As at December 31, 2003, future minimum rentals under the noncancellable terms of tenants' operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant's sales volume for each of the next five years are as follows:


                                               Affiliates
                            Third Party       (Note 4 (b))           Total
                        ------------------------------------------------------
            2004        $     2,988,634    $         83,240   $      3,071,874
            2005              3,185,670              68,206          3,253,876
            2006              3,221,931              68,206          3,290,137
            2007              3,229,203              68,206          3,297,409
            2008              3,197,440              68,206          3,265,646
            Thereafter       31,224,446             246,663         31,471,109
                        ------------------------------------------------------
                        $    47,047,324    $        602,727   $     47,650,051
                        ======================================================


     In  addition,   leases   signed  at  December  31,  2003  for  space  under
     construction at December 31, 2003 will generate future minimum rentals as follows:

                                               Affiliates
                            Third Party       (Note 4 (b))           Total
                        ------------------------------------------------------

            2004        $       447,000    $         82,304   $        529,304
            2005                692,142             140,378            832,520
            2006                698,587             140,378            838,965
            2007                699,855             140,378            840,233
            2008                699,855             140,378            840,233
            Thereafter        4,065,058             830,152          4,895,210
                        ------------------------------------------------------
                        $     7,302,497    $      1,473,968   $      8,776,465
                        ======================================================

     Affiliates are companies or other organizations that are under control or significant influence of the owner of the general partner.

================================================================================

                                              WHITBY CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

4.   RELATED PARTY TRANSACTIONS

     The Partnership has entered into a number of transactions and agreements with various affiliated entities. A summary of each follows:

     (a)  Property Management

          Property management services are provided by PenEquity Management Corporation, which is owned by an affiliate of the General Partner. PenEquity Management Corporation provides all tenant services and administrative services for which it receives a fee equal to 4% of base rental revenues.

          A five year contract for these services commenced March 1, 2004 with a company affiliated with PenEquity Management Corporation.

     (b)  Leased Revenues

          The Partnership leased 8,039 square feet in 2003 to an affiliated company of PenEquity Management Corporation. Lease revenues from the tenant for the year ended December 31, 2003 was $156,597.



5.   CONTINGENT LIABILITIES

The Partnership is involved in various legal actions and claims arising in the ordinary course of its business. Management believes that current litigation and claims will be resolved without any material effect on the Partnership's financial statement.

                 KANATA CENTRUM LIMITED PARTNERSHIP
                 (EXPRESSED IN U.S. DOLLARS)
                 STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEAR ENDED DECEMBER 31, 2003


                                                                      CONTENTS

================================================================================

                 Auditors' Report                                         26

                 Statement of Revenues and Certain Expenses               27

                 Notes to Statement of Revenues and Certain Expenses      28

================================================================================

                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------




TO THE PARTNERS OF
KANATA CENTRUM LIMITED PARTNERSHIP

We have audited the statement of revenues and certain expenses of Kanata Centrum Limited Partnership for the year ended December 31, 2003. The statement of revenue and certain expenses is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the gross revenues and certain expenses described in
Note 2 to this financial statement for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.






Chartered Accountants

Oakville, Ontario
March 1, 2004

================================================================================

                                              KANATA CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                                      STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

REVENUES (Note 3)
  Base rental                                                   $     5,231,579
  Operating cost reimbursements                                       2,528,772
  Other income                                                           21,400
                                                                ---------------
                                                                      7,781,751
                                                                ---------------
EXPENSES
    Insurance                                                            66,415
    Management fees (Note 4)                                            194,507
    Realty taxes (Note 2)                                             2,003,495
    Repairs and maintenance                                             236,955
  Other leasing, general and administrative                             170,882
                                                                ---------------
                                                                      2,672,254
                                                                ---------------
EXCESS OF REVENUES OVER CERTAIN EXPENSES                        $     5,109,497

================================================================================

================================================================================

                                              KANATA CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES


DECEMBER 31, 2003
--------------------------------------------------------------------------------

1.   ORGANIZATION AND FORMATION

     Kanata Centrum Limited Partnership was formed on May 4, 1994 to own and develop a 386,000 square foot entertainment and retail center located in the City of Kanata, Ontario, Canada. Construction commenced in 1998 and the center officially opened for business in 1999.

     On March 1, 2004, Penex Kanata Ltd., the general partner, and the limited partners of the Partnership closed a transaction to sell the above-noted rental property to an entity owned by Entertainment Properties Trust, a publicly-held real estate investment trust in the United States of America.

--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  Basis of Accounting

          The accompanying statement of revenues and certain expenses has been prepared in accordance with the requirements of Securities and Exchange Commission Regulation S-X, Rule 3-14. Accordingly, interest, depreciation of fixed assets and amortization of financing and tenant acquisition costs have not been recorded since these items are not deemed to be comparable with the future operations of the Project. The statement is not intended to be a complete presentation of the Kanata Centrum Limited Partnership revenues and expenses.

     (b)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

          Property tax assessments have been reviewed to determine adjustments required, if any, due to property development. The expense includes accruals for any such adjustments as deemed appropriate by management.

     (c)  Revenue Recognition

          Base rental income is recognized on a straight-line basis over the terms of the tenants' lease agreements. Percentage rent is recognized in the period when the sales breakpoints are reached. The majority of leases provide for reimbursements to the Partnership of the tenant's share of operating expenses, insurance and real estate taxes which are recorded on the accrual basis.

     (d)  Foreign Currency Translation

          As the property is located in Canada, these income and expense amounts will be earned and incurred in Canadian dollars. The 2003 amounts have been translated into U.S. dollars using the average rate of exchange in 2003 of $1.4015 Canadian to $1 U.S. The minimum rentals in

          Note 3 have been translated into U.S. dollars using the year-end rate of $1.2965 Canadian to $1 U.S. As the purchaser is a U.S. entity, there is inherent foreign currency risk.


================================================================================

                                              KANATA CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

3.   RENTAL REVENUES

     The Partnership leases space to various national and local companies. As at December 31, 2003 approximately 80% of the Project was leased. Two tenants individually lease in excess of 10% of the leasable area of the Project, and respectively occupy approximately 29% and 11% of the presently leased space, accounting for approximately 37% and 8% of total revenues.

     The leases include scheduled base rent increases over their respective terms. Rental income includes $398,864 of accrued income for the year ended December 31, 2003, representing the excess of base rental income on a straight-line basis over amounts currently due pursuant to the lease agreements.

     As at December 31, 2003 future minimum rentals under the noncancellable terms of tenants' operating leases, excluding tenant reimbursements of operating expenses and contingent rentals based on tenant's sales volume for each of the next five years are as follows:

                           2004                      $      5,356,393
                           2005                             5,506,698
                           2006                             5,597,046
                           2007                             5,664,842
                           2008                             5,715,687
                           Thereafter                      37,748,287
                                                     ----------------
                                                     $     65,588,953
                                                     ================


     In  addition,   leases   signed  at  December  31,  2003  for  space  under
     construction at December 31, 2003 will generate future minimum rentals as follows:

                           2004                      $        346,027
                           2005                               700,322
                           2006                               700,322
                           2007                               700,322
                           2008                               700,322
                           Thereafter                       3,960,449
                                                     ----------------
                                                     $      7,107,764
                                                     ================

================================================================================

                                              KANATA CENTRUM LIMITED PARTNERSHIP
                                                     (EXPRESSED IN U.S. DOLLARS)
                             NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

DECEMBER 31, 2003
--------------------------------------------------------------------------------

4.   RELATED PARTY TRANSACTIONS

     (a)  Property Management

          Property management services are provided by PenEquity Management Corporation, which is owned by an affiliate of the General Partner. PenEquity Management Corporation provides all tenant services and administrative services for which it receives a fee equal to 4% of base rental revenues.

          A five year contract for these services commenced March 1, 2004 with a company affiliated with PenEquity Management Corporation.


--------------------------------------------------------------------------------

5.   CONTINGENT LIABILITIES

The Partnership is involved in various legal actions and claims arising in the ordinary course of its business. Management believes that current litigation and claims will be resolved without any material effect on the Partnership's financial statement.

     (b)  Pro Forma Financial Information.

     The accompanying pro forma information presents condensed balance sheet information of Entertainment Properties Trust as if the Properties had been acquired on December 31, 2003 and condensed income statement information as if the Properties had been acquired on January 1, 2003. In addition, the pro forma income statement information includes the effects of the acquisition of New Roc Associates, LP (acquired by Entertainment Properties Trust on October 27, 2003) as if it had been acquired on January 1, 2003. The pro forma information includes all adjustments considered necessary to present such information in accordance with the requirements of Article 11 of Regulation S-X.

                         ENTERTAINMENT PROPERTIES TRUST
                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
                                DECEMBER 31, 2003
                             (Dollars in thousands)

                                                                                                      Pro Forma
                                                                                                    Entertainment
                                                                                                     Properties
                                                 Entertainment                                       Trust with
                                                  Properties             Pro Forma                    Canadian
                                                     Trust              Adjustments                 Properties
                                               ---------------         -------------               --------------
                  ASSETS
Rental properties, net                         $       870,944         $     152,065         (1)   $   1,023,009
Cash and cash equivalents                               30,527               (29,695)        (2)             832
Other assets                                            64,447                 1,168                      65,615
                                               ---------------         -------------               -------------
Total assets                                   $       965,918         $     123,538               $   1,089,456
                                               ===============         =============               =============

     LIABILITIES AND SHAREHOLDERS' EQUITY
Common dividend payable                        $         9,829         $          -          (3)   $       9,829
Preferred dividend payable                               1,366                    -                        1,366
Other liabilities                                        3,759                    -                        3,759
Long-term debt                                         506,555                96,450         (4)         603,005
                                               ---------------         -------------               -------------
Total liabilities                                      521,509                96,450                     617,959
                                               ===============         =============               =============

Minority interest                                       21,630                    -                       21,630
Shareholders' equity                                   422,779                27,088         (5)         449,867
                                               ---------------         -------------               -------------
Total liabilities and shareholders' equity     $       965,918         $     123,538               $   1,089,456
                                               ===============         =============               =============


NOTES:

(1) Entertainment Properties Trust ("EPR") purchased approximately $152 million in buildings and land with the acquisition of the properties in Ontario, Canada on March 1, 2004. The purchase price was allocated to land ($31.6 million) and buldings ($120.4 million) based upon recent property appraisals. No values were assigned to existing leases (because such leases are believed to be at current market) or customer relationships.

(2) In addition to stock, EPR used cash of $28.5 million to purchase the properties in Ontario, Canada on March 1, 2004. Also EPR paid $1.2 million in term debt fees in relation to the financing of the property.

(3) EPR paid $1.2 million in term debt fees in relation to the financing of the property described in footnote (4).

(4) EPR financed the properties for a total of Cdn $128.6 million with a fixed rate of 6.85% and a term of 10 years. EPR used the March 1, 2004 conversion rate of .75 to convert the debt from Canadian dollars to US dollars.

(5) EPR issued 747,243 common shares to the sellers of the Canadian property at $36.25 per share, which approximated the share price at the date the transaction was agreed to.

                         ENTERTAINMENT PROPERTIES TRUST
                CONDENSED CONSOLIDATED PRO FORMA INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2003
                  (Dollars in thousands except per share data)


                                                                                                      Pro Forma
                                                                                                       New Roc
                         Historical                                                                  Assoc. LP
                        Entertainment  Historical  Historical  Historical  Historical                 Jan 1 to      Pro Forma
                         Properties    Courtney     Kanata      Whitby      Oakville    Pro Forma    Oct 27, 2003   Entertainment
                            Trust      Square LP   Centrum LP  Centrum LP  Centrum LP  Adjustments        (4)      Properties Trust
                        -------------  ---------   ----------  ----------  ----------  -----------   ------------  ----------------

Rental revenue          $ 89,965        $ 2,686     $ 5,232     $ 3,220     $ 4,270     $    -        $ 7,304          $ 112,677
Other income               1,195             34          21           8          19          -             -               1,277
                        -------------  ---------   ----------   ---------   ---------   ----------   ------------       ---------
Total income              91,160          2,720       5,253       3,228       4,289          -          7,304            113,954
                        =============  =========   ==========   =========   =========   ==========   ============       =========

Property operating
   expense                   698            369         144         262          75          -            771              2,319
General and
   administrative
   expense                 3,859             -           -           -           -           -            180              4,039
Interest expense,
   net                    30,570             -           -           -           -        6,343         2,521 (1)         39,434
Depreciation and
   amortization           17,285             -           -           -           -        3,127         2,011 (2)         22,423
                        -------------  ---------   ----------   ---------   ---------   ----------   ------------       ---------
Income before minority
   interest and income
   from joint venture     38,748          2,351       5,109       2,966       4,214      (9,470)        1,821             45,739
Equity in income from
   joint venture             401             -           -           -           -           -             -                 401
Minority interest         (1,555)            -           -           -           -           -           (521)            (2,076)
                        -------------  ---------   ----------   ---------   ---------   ----------   ------------       ---------
Net income              $ 37,594          2,351       5,109       2,966       4,214      (9,470)        1,300             44,064

Preferred dividend
   requirements           (5,463)            -           -           -           -           -             -              (5,463)
                        -------------  ---------   ----------   ---------   ---------   ----------   ------------       ---------
Net income available
   to common
   shareholders           32,131          2,351       5,109       2,966       4,214      (9,470)        1,300             38,601
                        =============  =========   ==========   =========   =========   ==========   ============       =========

Basic net income per
   common share             1.81                                                                                            2.08
                        =============                                                                                   =========
Diluted net income per
   common share             1.77                                                                                            2.05
                        =============                                                                                   =========

Shares used for
   computation:
      Basic               17,780                                                            747 (3)                       18,527
      Diluted             19,051                                                            747 (3)                       19,798



NOTES:

(1) EPR did not assume any of the existing debt on the properties; however, the purchase price was financed, in part, with debt of Cdn $128.6 million with a fixed rate of 6.85% and a term of 10 years. Pro forma interest expense is computed using the average 2003 conversion rate of .72 to convert the annual interest expense on the debt from Canadian dollars to US dollars.

(2) EPR purchased approximately $152 million in buildings and land with the acquisition of the properties in Ontario, Canada on March 1, 2004. Based on appraisals dated October 1, 2003, $31.6 million and $120.4 million were allocated to land and buildings, respectively. For the purpose of calculating pro forma depreciation, buildings were depreciated over a 40 year life on a straight line basis. In addition to the pro forma depreciation described above, EPR amortized, on a pro forma basis, $1.2 million in term debt fees related to the financing of the properties over the term of the debt of 10 years.

(3) As part of the purchase price for the properties, EPR issued 747,243 common shares to the sellers of the Canadian property.

(4) EPR acquired an ownership interest in New Roc Associates, LP ("New Roc") on October 27, 2003. Certain reclassifications of pro forma information as presented in that Form 8-K/A have been made in the tabular presentation set forth above. Pro forma information related to New Roc for the period from January 1, 2003 to October 27, 2003, as if it had been acquired on January 1, 2003, is presented above. For additional information regarding New Roc, see the Company's Form 8-K/A dated October 27, 2003.

     (c)  Exhibits.

          10.1 Mississauga  Entertainment  Centrum  Agreement dated November 14,
               2003  among   Courtney   Square   Ltd.,   EPR  North   Trust  and
               Entertainment Properties Trust

          10.2 Oakville Entertainment Centrum Agreement dated November 14, 2003 among Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust

          10.3 Whitby Entertainment Centrum Agreement dated November 14, 2003 among Penex Whitby Ltd., EPR North Trust and Entertainment Properties Trust

          10.4 Kanata Walk Centrum Agreement dated November 14, 2003 among Penex Kanata Ltd., Penex Main Ltd., EPR North Trust and Entertainment Properties Trust

          10.5 Amending Agreements among Courtney Square Ltd., EPR North Trust and Entertainment Properties Trust

          10.6 Amending Agreements among Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust

          10.7 Amending Agreements among Penex Whitby Ltd., EPR North Trust and Entertainment Properties Trust

          10.8 Amending Agreements among Penex Kanata Ltd., Penex Main Ltd., EPR North Trust and Entertainment Properties Trust

          10.9 Note Purchase Agreement dated February 24, 2004 between Entertainment Properties Trust and Courtney Square Limited Partnership, Whitby Centrum Limited Partnership, Oakville Centrum Limited Partnership and Kanata Centrum Limited Partnership

          10.10Registration  Rights  Agreement  dated  February 24, 2004 between
               2041197 Ontario Ltd. and Entertainment Properties Trust, Whitby Centrum Limited Partnership, Oakville Centrum Limited Partnership, Kanata Centrum Limited Partnership and Courtney Square Limited Partnership

          23.1 Consent of BDO Dunwoody LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Entertainment Properties Trust

Date: March 15, 2004                           By:   /S/ Fred L. Kennon
                                                  -----------------------------
                                                  Fred L. Kennon
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

NO.      DESCRIPTION

10.1 Mississauga Entertainment Centrum Agreement dated November 14, 2003 among Courtney Square Ltd., EPR North Trust and Entertainment Properties Trust

10.2 Oakville Entertainment Centrum Agreement dated November 14, 2003 among Penex Winston Ltd., EPR North Trust and Entertainment Properties Trust

10.3 Whitby Entertainment Centrum Agreement dated November 14, 2003 among Penex Whitby Ltd., EPR North Trust and Entertainment Properties Trust

10.4 Kanata Walk Centrum Agreement dated November 14, 2003 among Penex Kanata Ltd., Penex Main Ltd., EPR North Trust and Entertainment Properties Trust

10.5 Amending Agreements among Courtney Square Ltd., EPR North Trust and Entertainment Properties Trust

10.6 Amending   Agreements  among  Penex  Winston  Ltd.,  EPR  North  Trust  and
     Entertainment Properties Trust

10.7 Amending   Agreements   among  Penex  Whitby  Ltd.,  EPR  North  Trust  and
     Entertainment Properties Trust

10.8 Amending Agreements among Penex Kanata Ltd., Penex Main Ltd., EPR North Trust and Entertainment Properties Trust

10.9 Note Purchase Agreement dated February 24, 2004 between Entertainment Properties Trust and Courtney Square Limited Partnership, Whitby Centrum Limited Partnership, Oakville Centrum Limited Partnership and Kanata Centrum Limited Partnership

10.10Registration  Rights  Agreement  dated  February 24, 2004  between  2041197
     Ontario Ltd. and Entertainment Properties Trust, Whitby Centrum Limited Partnership, Oakville Centrum Limited Partnership, Kanata Centrum Limited Partnership and Courtney Square Limited Partnership

23.1 Consent of BDO Dunwoody LLP